Exhibit 10.2

                      TERMINATION AND SETTLEMENT AGREEMENT

      TERMINATION AND SETTLEMENT AGREEMENT made as of the 10th day of September 2002 (the "Effective Date"), by and between TTR Technologies, Ltd, a company organized under the laws of Israel, with offices at 3 Hagavish Street, Kfar Saba Industrial Zone, Israel (the "Company") and Gershon Tokayer residing in Bet Shemesh, Israel ("GT").

      WHEREAS, GT currently serves as the Company's Vice President of Business Development under that certain employment agreement between the Company and GT, entered into as of September 1, 1996 (as thereafter amended), (hereinafter, the "Employment Agreement");

      WHEREAS, the Company and GT desire to terminate GT's employment under the Employment Agreement, all on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the terms and conditions hereafter set forth the adequacy and sufficiency of which are hereby acknowledged, the parties agree hereafter as follows:

      1. Resignation of Position by GT. Subject to the terms and conditions set forth herein, by his execution of this Agreement, GT hereby resigns from his position as the Company's Vice President of Business Development

      The parties acknowledge and agree that GT's signature to this Agreement shall serve as adequate and complete legal notice of his resignation as an employee.

      2. Company Property. Except as otherwise herein provided, on or before the Effective Date, GT shall return to the Company all Company property then in his possession.

      3. Financial Terms Relating to Termination of Employment. Subject to the terms and conditions set forth herein and in consideration of the resignations and releases contained herein, the Company hereby agrees as follows (collectively, the "Settlement Amount"):

            (a) Upon execution and delivery by GT of this Agreement, the Company shall remit to GT any outstanding salary due and payable through the Effective Date under Section 2.1(iii) (termination by Employee) of the Employment Agreement, less deductions and withholdings under Israeli law customarily made by TTR Ltd. and/or required by law, and, by his signature below, GT hereby waives any claim to any other payments (other than salary) due under the Employment Agreement;

            (b) Upon execution and delivery by GT of this Agreement, the Company releases to GT all amounts accumulated in GT's current Bituach Menahalim and Keren Histalmut policies, and the Company shall take all reasonably necessary actions to cooperate with GT in transferring or redeeming GT's current Bituach Menhalim and Keren Hishtalmut policies, in accordance with such policies terms and conditions and applicable law. BY HIS SIGNATURE BELOW, GT AGREES THAT THE TRANSFER TO HIM OF SUCH POLICIES IS BEING MADE IN FULL SATISFACTION OF ALL CLAIMS BY GT AGAINST THE COMPANY, AND GT HEREBY WAIVES ANY RIGHTS HE MAY HAVE UNDER APPLICABLE LAW OR THE EMPLOYMENT AGREEMENT TO ANY


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      ADDITIONAL AMOUNTS THAT THE COMPANY MAY BE REQUIRED TO PAY, INCLUDING,
      WITHOUT LIMITATION, SEVERANCE PAY UNDER ISRAELI LAW OR FURTHER PAYMENTS INTO SUCH POLICIES, AND FURTHER AGREES THAT HE SHALL HAVE NO RIGHT OR REMEDY AGAINST THE COMPANY OR ITS AFFILIATES FOR ANY SUCH SHORTFALL PAYMENTS OR;

            (c) The Company shall have an opportunity (at its own expense) to make a back-up or copy of the database personal laptop currently used by GT, except for GT's files of a personal nature; and

            (d) TTR Ltd. shall sell to GT the automobile currently used by him and in his possession in consideration of the payment of the current market value of the automobile, as well as interest at per annum rate equal to the market rate currently in effect for a transaction of this type, in one balloon payment on September 10, 2005. TTR Ltd. forthwith take all actions and execute instruments necessary or desirable to transfer to GT title to such automobile.

            All taxes, withholdings and deductions payable or due in respect of GT's receipt of the Settlement Amount, or any component thereof, if any, will be borne by GT. Notwithstanding the foregoing, Companies will deduct from payments made under the Settlement Amount amounts required to be withheld in respect of deductions and withholdings under Israeli, law customarily made by the Company and/or required by law.

            GT acknowledges and agrees that the Settlement Amount is being made in full and final release by GT of any and all claims, rights or remedies that he may have under the Employment Agreement or otherwise available under law.

      4. Continuation of Stock Options. The Company represents that the board of directors of TTR Technologies, Inc. ("TTR Inc.") has provided that the employee stock options heretofore granted by TTR Inc. to GT shall, notwithstanding any agreement to the contrary between TTR Inc. and GT, continue to be exercisable through the duration of the original grant of such options and, upon execution and delivery by GT of this Agreement, shall vest and become immediately exercisable, on the terms and conditions applicable to such grants, including, without limitation, the exercise price thereof, in accordance with each of TTR Inc.'s 1996 and 2000 equity incentive plans and agreements thereunder.

      5. Continuing Obligations of GT. Notwithstanding anything else contained herein, GT hereby acknowledges and agrees that the provisions of Sections 7 and 8 of the Employment Agreement (Confidentiality and Non-compete) shall continue in full force and effect after the Effective Date of this Agreement, in accordance with their terms and for the duration specified therein, provided, that, notwithstanding the provisions thereof, such provisions shall be understood solely to restrict, in accordance with their terms, GT from (i) accepting employment with Midbar Ltd., Sunncomm Inc., Settec Inc. and Macrovision and (ii) competing with the Company in the area of audio CD copy protection. Except as otherwise specifically provided, nothing contained in this Agreement shall be construed or interpreted as a waiver by the Companies or any of its affiliates or subsidiaries of any right or remedy available under Sections 7 and 8 of the Employment Agreement in the event of a breach occurring after the Effective Date of this Agreement.


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      6. Indemnification

      TTR Inc. agrees to hold harmless and indemnify GT as, and in the manner, permitted by Section 145 of the Delaware Corporation Law, to the extent (and only to such extent) that the Companies' directors and officers insurance or such other insurance as the Companies may have in effect at the time of a Proceeding (as defined herein) does not provide coverage, or to the extent (and only to such extent) that Damages (as defined herein) exceed such insurance policy coverage limits, for the reasonable costs of defense and any and all losses, claims, damages, liabilities or expenses, including, without limitation, reasonable attorneys' fees, judgments, fines, excise taxes or penalties, witness fees, amounts paid in settlement and other expenses incurred in connection with any Proceeding (the "Damages"), relating to any completed, actual, pending or threatened action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of either of the Company or any of its affiliates) and whether formal or informal (each a "Proceeding"), in which GT is, was or becomes involved by reason of the fact that GT was an employee, officer or agent of the Company whether the basis of such proceeding is an alleged action (or inaction) by GT in an official capacity as an employee, officer or agent or in any other capacity while serving as an employee, officer or agent; provided, that, the above indemnification shall not apply with respect to the civil actions entitled (i) Strum et all v. Marc D. Tokayer et all and (ii) Eilenberg v. Marc D. Tokayer, et all, pending in the United States District for the Southern District of New York in which MDT is a named defendant, and with respect to any other action of a substantially similar nature filed brought by or in the name of a shareholder of TTR Inc. in which GT is named as a defendant and provided, further, the maximum amount in the aggregate for this indemnification shall not exceed $25,000, it being understood that, with respect to the agreement between TTR Inc. and TTR Ltd. and Marc D. Tokayer ("MDT") dated as of the date hereof with respect to the termination and settlement of MDT's association with TTR Inc. and TTR Ltd. (the "MDT Agreement"), any amount specified in Section 5 of the MDT Agreement [Indemnification] and not applied to MDT's indemnification as provided in the MDT Agreement, may, with MDT's consent, be applied to GT's indemnification hereunder, it being, further understood that the indemnification for MDT under the MDT Agreement and GT hereunder shall not exceed, in the aggregate for both MDT and GT, $50,000.

      7. Releases.

      7.1 In consideration of the promises, covenants and releases contained herein, the adequacy of which is hereby acknowledged, GT (on his behalf and on behalf of each of his respective agents, attorneys, heirs, successors, executors, personal representatives and assigns) does hereby absolutely and unconditionally waive, release and forever discharge the Company, its respective affiliates and subsidiaries, its respective past, present and future officers, directors, shareholders, employees, agents, attorneys, successors and assigns (hereinafter, the "Company Released Parties"), from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, from the beginning of time to the Effective Date of this Agreement, or that arise under the Employment Agreement or that arise under any body of labor or contract law, including any claims under Israeli labor laws and regulations, or any claim for wrongful termination, or claims with respect to any other payment required under Israeli law. Notwithstanding the foregoing, the rights and obligations set forth in this Agreement shall remain in full force and effect; nothing hereunder shall be construed to release any rights accrued to GT to continue or redeem any employee welfare benefit plan (including without limitation Betuach Menahalim and Keren Hishtalmut) during his employment; nothing hereunder shall be construed so as to waive any rights GT has as a shareholder or a holder of options.


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         7.2 In consideration of the promises, covenants and releases contained herein, the adequacy of which is hereby acknowledged, each of the Company (on its behalf and on behalf of its affiliates and subsidiaries and each of their respective, past, present and future officers, directors, employees, attorneys, agents, successors, executors, and assigns) does hereby absolutely and unconditionally waive, release and forever discharge GT (and his agents, attorneys, heirs, successors, executors, personal representatives and assigns ), from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, from the beginning of time to the Effective Date of this Agreement, or that arise under any body of labor or contract law, provided, that, that this release shall not apply to any derivative claim or suit by a shareholder of the Company or TTR Inc. Additionally, The foregoing release shall not be construed as a waiver of future claims by the Company or its affiliates arising from GT's conduct after the Effective Date of this Agreement with respect to his obligations to the Company under the confidentiality and non-competition provisions contained in the Employment Agreement and any undertakings of GT pursuant to this Agreement.

      8. Non-Disparagement. GT (on behalf of his heirs and personal representatives), agrees not to make disparaging remarks concerning the Company or their respective businesses or any of their respective employees, consultants, stockholders, directors, affiliates, subsidiaries or representatives. Each of TTR Ltd. and TTR Inc. agrees not to make disparaging remarks concerning. Nothing herein shall be interpreted as affecting either of the parties' obligations to comply with the specific terms of any valid and effective subpoena, oral questions, interrogatories, requests for information, civil investigative demand or order issued by a court of competent jurisdiction or by a governmental body.

      9. Certain Representations of TTR Inc. With respect to the two actions filed in the Southern District of New York and pending therein as of the Effective Date and with respect to any other action of a similar nature filed in the future wherein GT is covered under the Companies' Directors And Officers Liability Insurance policy (the "Affected Actions"), TTR Inc. hereby represents to GT that it will refrain from taking any action that may interfere with the provision to GT of such coverage by the insurance carrier.

      10. Reasonable Attorney's Fees. Upon the execution hereof, TTR Ltd. shall reimburse GT the amount of $2,500 for legal fees paid by him in connection with the negotiation and execution of this Agreement.

      11. Reliance. The parties acknowledge and agree that in the execution of this Agreement, neither has relied upon any representation by any party or attorney, except as expressly stated or referred to herein.

      12. Headings. Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and are not intended to be full or accurate descriptions of the content thereof.

      13. Successors and Assigns. Except as otherwise provided in this Agreement, all the terms and provisions of this Agreement shall be upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

      14. Non-Assignment. By his signature below, GT represents and warrants that he has not assigned or otherwise conveyed to any third party any claim against any of the


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Companies.

      15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous understanding or agreement or letters, written or verbal, among the parties with respect to the subject matter hereof other than as expressly referenced herein. No supplement, modification or waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby.

      17. Governing Law, Jurisdiction and Forum. This Agreement, its validity, construction and effect shall be governed by and construed under the laws of Israel without reference to the principles of conflict of laws. The parties hereby irrevocably consent to the jurisdiction of the courts of Israel venued in Tel Aviv, for all actions, disputes, controversies, differences or questions arising out of or relating to this Agreement.

      18. Representation. Each of GT and the Company, acknowledges that they have had the opportunity to consult with legal counsel respecting this Agreement. Each person executing this Agreement on behalf of a corporation hereby represents and warrants that he has been authorized to do so by all necessary corporate action.


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      IN WITNESS WHEREOF, each of the parties has set forth its/ his signature as of the date first written above.

TTR Technologies, Ltd.

By: /s/ Sam Brill                                  /s/ Gershon Tokayer
   ----------------------                          ----------------------
                                                   Gershon Tokayer
Title: Director


TTR Technologies, Inc. hereby agrees to each of the Provisions in this Agreement relating to it.

TTR Technologies, Inc.


By: /s/ Daniel C. Stein
   ----------------------

Title: Chief Executive Officer